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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1995 Stock Option Plan and 1995 Employee Stock Purchase Plan of SDL, Inc. of our report dated January 30, 1998 with respect to the Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


San Jose, California
June 24, 1998



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